Exhibit 99.1

Exhibit 99.1 Dine Brands Global, Inc. Investor Presentation December 2018

Disclosures Forward-Looking Information: The content contained in this presentation is as of December 4, 2018. The Company assumes no obligation to update or supplement the information. Statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health our franchisees; our franchisees’and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters or other series incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; and other factors discussed from time to time in the Company’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof and the Company does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. Non-GAAP Financial Measures: This content includes references to the Company’s non-GAAP financial measure “Adjusted free cash flow.” “Adjusted free cash flow” for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable, less capital expenditures. Management uses adjusted free cash flow in its periodic assessments of, among other things, the amount of cash dividends per share of common stock and repurchases of common stock and we believe it is important for investors to have the same measure used by management for that purpose. Adjusted free cash flow does not represent residual cash flow available for discretionary purposes. Additionally, “Adjusted EPS” is one of the metrics used in determining payouts under the Company’s annual cash incentive plan. “Adjusted EPS” is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any gain or loss related to the disposition of assets, and other items deemed not reflective of current operations. This is presented on an aggregate basis and a per share (diluted) basis. This content refers to the Company’s non-GAAP financial measure “EBITDA.” The Company defines “EBITDA” for a given period as income before income taxes less interest expense, loss on extinguishment of debt, depreciation and amortization, closure and impairment charges, non-cash stock-based compensation, gain or loss on disposition of assets and other charge backs that may be permitted under its securitization loan agreement. Management may use certain of these non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions. Management believes that these non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Company’s performance compared to prior periods and the marketplace. Adjusted free cash flow, adjusted EPS and EBITDA are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP. The Company does not provide a GAAP equivalent or non-GAAP reconciliation for 2022 guidance due to the uncertainty associated with the metrics used to calculate such reconciliations, including the fluctuation and uncertainty in Company revenues and sales performance at our IHOP and Applebee’s restaurants ©2018 Dine Brands Global, Inc. All Rights Reserved. 1

Business Overview Two iconic brands – IHOP and Applebee’s 3,650 + restaurants 2017 system sales of $7.4 billion(1) #1 in U.S. Family and Casual dining(2) 100% franchised model(3) 2017 revenue of $738mm(4) and EBITDA of $224mm(5) Industry-leading margins and significant cash generation(6) Expanding international presence (1) Company’s Form 10-K for fiscal 2017 (2) Annual ranking Nation’s Restaurant News, “Top 200”, June 18, 2018 (3) On October 19, 2018, the Company signed an asset purchase agreement to acquire 69 Applebee’s restaurants from a franchisee with the intent to refranchise them at the appropriate time. (4) Includes IHOP and Applebee’s advertising revenue to reflect the impact of ASC 606 (5) See Appendix for reconciliation of the Company’s income before taxes to EBITDA (6) Data from FactSet Dine Brands Overview 2

Commitment to Success We are implementing a plan to return to growth at both brands We continue to pursue cost optimization opportunities We are committed to making the necessary investments to further strengthen the business for the long-term We expect to generate substantial adjusted free cash flow and earnings going forward We are excited about the future OUR GOAL IS TO CREATE SIGNIFICANT FUTURE VALUE FOR SHAREHOLDERS

Investment Highlights Significant Scale in the U.S. Robust EBITDA Margins Substantial Adjusted Cash Flow Generation 100% Franchised Model(1) with Strong and Improving Franchisee Base Leader in U.S. Family and Casual Dining(2) History of Significant Capital Return New Strategy, Culture and Philosophy Favorable Guest Dynamics (1) On October 19, 2018, the Company signed an asset purchase agreement to acquire 69 Applebee’s restaurants from a franchisee with the intent to refranchise them at the appropriate time (2) Annual ranking Nation’s Restaurant News, “Top 200”, June 18, 2018 Dine Brands Overview 4

Favorable Guest Dynamics IHOP GUEST AGE DEMOGRAPHICS APPLEBEE’S GUEST AGE DEMOGRAPHICS 41% 26% (2) 19% 14% Family Dining (1) 25% 26% 29% 20% . Under 18 18-34 35-54 55+ 49% of guests are age 34 and below 35% 28% 21% 15% Casual Dining Under 18 18-34 35-54 55+ 27% 28% 30% 15% 45% of guests are age 34 and below Source: NPD Consumer Reports on Eating Share Trends (CREST) (1)Includes Denny’s, Cracker Barrel, Bob Evans and Panera (2)Includes Chili’s, Ruby Tuesday, TGI Fridays, Outback and Olive Garden Dine Brands Overview 5

100% Franchised Model(1) % FRANCHISED TODAY VS. AT 2007 MERGER % FRANCHISED VS. FAMILY/CASUAL DINING PEERS (2) 99%(2) 100%(2) 2007 Merger Today 74% 100% 2007 Merger Today 100% Company-operated (1) On October 19, 2018, the Company signed an asset purchase agreement to acquire 69 Applebee’s restaurants from a franchisee with the intent to refranchise them at the appropriate time. (2) Includes restaurants operated by area licensees (3) Public company 10-K filings Source: Company’s Form 10-K filings, earnings press releases and internal Company data Dine Brands is the highest % franchised of Family / Casual Dining peers Dine Brands Overview 6

IHOP Overview

Leader in Family Dining for the Last 11 Years 2017 SYSTEM-WIDE SALES VS. PEERS #1 in U.S. System Sales(1) $3.1 (1) Annual ranking by Nation’s Restaurant News, “Top 200,” June 18, 2018 issue (IHOP rank based on latest fiscal year U.S. system-wide sales in the family dining category). 8

Consistent Restaurant Development Growth Continued net domestic development growth Non-traditional and small formats Significant growth opportunities in urban/rural areas 1,671 ~1,900 2017 2018 2019 2020 2021 2022 Source: Company’s fiscal 2017 Form 10-K filing and Company projections. 9

Historical Performance vs. Peer Average SYSTEM SALES GROWTH CAGR 2013-2018 (September) (1) NET UNIT GROWTH CAGR 2013-2018 (Spring 2018)(2) 2.8%1.2% Peer Average 1.8%-0.6% Peer Average (1) NPD (2) NPD Recount Peer average comprised of Bob Evans, Cracker Barrel and Denny’s Source: NPD Crest through the five-year period ended September 30, 2018 10

Growing Our Off-Premise Business TO-GO AND DELIVERY BUSINESSES TO DRIVE SIGNIFICANT FUTURE GROWTH AVERAGE CHECK FOR ONLINE ORDERS 29% HIGHER THAN CALL-IN OFF-PREMISE COMP SALES 40% 35% 30% 25% 20% 15% 10% 5% 0% Q3 2017 Q3 2018 OFF-PREMISE AVERAGE CHECK $15.92 Q3 2018 Call-in Orders $20.49 Q3 2018 Online Orders Source: Internal Company data 11

Applebee’s® GRILL+BAR Overview

Leader in Casual Dining for the Last 11 Years 2017 SYSTEM-WIDE SALES VS. PEERS #1in U.S. System Sales(1) $4.1 (1) Annual ranking by Nation’s Restaurant News, “Top 200,” June 18, 2018 issue (Applebee’s rank based on latest fiscal year U.S. system-wide sales in the casual dining category). 13

Applebee’s Quarterly Comp Sales Improvement Comp sales improvement due to traffic-driving initiatives -7.2% -7.9% -6.2% -7.7% +1.3% +3.3% +5.7% +7.7% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Source: Company’s Form 10-Q filing for the fiscal third quarter ended September 30, 2018 14

What’s Changed at Applebee’s? Menu improvements, which provide our guests with abundant value and variety Enhancing our guest demographic Enhanced relevance, appeal and health of the brand Dramatically improved overall guest satisfaction scores(1) All-time high overall guest satisfaction score achieved in Q3 2018 Scores improved sequentially each month year-to-date through Q3 2018 Strong growth in our highly incremental off-premise business (1) SMG 15

Off-Premise Relevance TO-GO COMP SALES Sustainable off-premise growth driven by traffic Growth engine, highly incremental Ongoing optimization (technology, packaging, service) Best-positioned brand in CDR Actively implementing delivery 0.2% Q3 2017 37% Q3 2018 Source: Internal Company data and projections 16

Buzzworthy Social Media-Driven Drink Promotions 17

Strong Asset Base 92% of restaurants remodeled between 2012-2015 Closing under-performing, non-viable restaurants Expect to begin traditional and non-traditional development again in 2019 Our growth plans have resulted in a stronger asset base RESTAURANT COUNT 1,782 ~1,750 2017A 2018E 2019E 2020E 2021E 2022E Source: Internal Company data and projections 18

Financial Overview

Adjusted EBITDA Margin Improvement 45% Q3 2017 50% Q3 2018 Highly Franchised Peer Median(2) Family / Casual Dining Peer Median(3) 100% franchised(1) business model generates significant profit on new revenue and industry-leading margins Source: FactSet, Company’s Form 10-Q filings for the three months ended September 30, 2017 and September 30, 2018, respectively. Note: Excludes advertising revenue. See Appendix for reconciliation of non-GAAP financial measures (1) On October 19, 2018, the Company signed an asset purchase agreement to acquire 69 Applebee’s restaurants from a franchisee with the intent to refranchise them at the appropriate time. (2) Highly Franchised peers include Denny’s, Dominos, Dunkin’, Restaurant Brands International, Wendy’s, Sonic, Jack in the Box and Papa John’s. (3) Family / Casual Dining peers include Darden, Cracker Barrel, Brinker, Texas Roadhouse, Bloomin’, Cheesecake Factory, Buffalo Wild Wings, BJ’s, and Red Robin. Financial Overview 20

Substantial Cash Flow Generation ADJUSTED FREE CASH FLOW(2) ($mm) Investment to drive growth at both brands Attractive capital return to shareholders Minimal capex requirements Includes $30M in corporate Ad fund contributions for Applebee’s $106 - $121 Guidance $123 $63 2016A 2017A 2018E (1) On October 19, 2018, the Company signed an asset purchase agreement to acquire 69 Applebee’s restaurants from a franchisee with the intent to refranchise them at the appropriate time. (2) See appendix for reconciliation of the Company’s cash provided by operating activities to adjusted free cash flow Source: Company’s Form 10-K filings for fiscal years 2016 and 2017, and Company projections Financial Overview 21

History of Significant Capital Return Shareholder-friendly capital return policy via dividends and share repurchases Quarterly cash dividend of $0.63 per share in Q3 2018 (implied yield of ~2.8%(1), attractive vs. industry peers) Returned an average of nearly $100 million to shareholders each year since 2013 through Q3 2018 SINCE LAUNCHING ITS CURRENT CAPITAL RETURN STRATEGY IN 2013, DINE HAS RETURNED ~$568 MILLION TO SHAREHOLDERS THROUGH CASH DIVIDENDS AND SHARE REPURCHASES COMBINED Source: Company’s Form 10-K filings for fiscal years 2013-2017 and Form 10-Q filing for the fiscal third quarter ended September 30, 2018 (1) Based on the closing price of the Company’s common stock on the New York Stock Exchange on November 29, 2018. Financial Overview 22

Projected Annual Shareholder Growth Algorithm WE ARE COMMITTED TO CREATING SIGNIFICANT FUTURE VALUE FOR SHAREHOLDERS ADJUSTED EPS GROWTH(1) DIVIDEND YIELD EXPECTED TOTAL SHAREHOLDER RETURN High teens + ~2.8%(2) = 20%+ (1) Company’s internal data and projections for compound annual growth rate between fiscal 2017 and fiscal 2022. (2) Based on the closing price of the Company’s common stock on the New York Stock Exchange on November 29, 2018. Financial Overview 23

Commitment to Success We are implementing a plan to return to growth at both brands We continue to pursue cost optimization opportunities We expect to generate substantial cash flow and earnings going forward We are committed to making the necessary investments to further strengthen the business for the long-term We are excited about the future OUR GOAL IS TO CREATE SIGNIFICANT FUTURE VALUE FOR SHAREHOLDERS Summary 24

Dine Brands Global, Inc.

Appendix

Appendix: Adjusted Free Cash Flow Adjusted free cash flow is a non-GAAP financial measure. Reconciliation of the cash provided by operating activities to adjusted free cash flow is as follows:($ in 000s) 2016 2017 Cash flows provided by operating activities $118,110 $65,733 Receipts from notes and equipment contracts receivable $10,036 $10,614 Additions to property and equipment ($5,637) ($13,370) Adjusted free cash flow $122,509 $62,9772018 Adjusted Free Cash Flow (Non-GAAP) Guidance Table (In millions) Cash flows from operations $105 – $120 Approximate net receipts from notes and equipment contracts receivable 15 Approximate capital expenditures (14) Adjusted free cash flow (Non-GAAP) $106 – $121 Source: Company Form 10-K filings and earnings press releases See non-GAAP financial measures disclosure 27

Appendix: Adjusted Earnings per share Adjusted earnings per share is a non-GAAP financial measure. Reconciliation of net income available to common stockholders to the diluted net income available to common stockholders, as adjusted, is as follows: 2017 Net Income Available to Common Stockholders Net income (loss) available to common stockholders, as reported ($18.28) Impairment of goodwill and intagible assets $26.25 Executive seperation costs $0.31 Kansas City Support Center consolidation costs - Amortization of intangible assets $0.35 Closure and other impairment charges $0.14 Non-cash interest expense $0.12 Loss (gain) on disposition of assets ($0.22) Income tax adjustments ($4.07) Net income alllocated to unvested participating restricted stock ($0.46) Rounding $0.01 Diluted net income available to common stockholders per share as adjusted $4.15 2018 Adjusted earnings per diluted share (Non-GAAP) Guidance Table GAAP earnings per diluted share $4.08 – $4.23 Closure and impairment charges 0.11 Amortization of intangible assets 0.56 Non-cash interest expense 0.22 Gain on disposition of assets (0.09) Debt refinancing costs 0.14 Income tax provision for above adjustments at 26% (0.24) Income tax adjustments 0.32 Adjusted earnings per diluted share (Non-GAAP) $5.10 – $5.25 Source: Company’s fiscal 2017 earnings press releases dated February 20, 2018 and October 31, 2018 See non-GAAP financial measures disclosure 28

Appendix: EBITDA Reconciliation of U.S. GAAP income before taxes to EBITDA ($ in thousands) Q3 2017* Q3 2018 Total revenue $174,903 $194,099 Excluding advertising revenue (56,218) (71,017) Adjusted revenue $118,685 $123,082 Adjusted EBITDA: Income (loss) before taxes ($506,291) $31,247 Interest expense 17,999 17,837 Other taxes 99 125 Depreciation & amortization 7,631 7,888 Loss on debt extinguishment - 868 Debt refinancing costs 1,644 Closure & impairment charges 532,522 217 (Gain)/loss on disposal of assets (34) (59) Stock-based compensation 1,260 2,375 Adjusted EBITDA $53,186 $62,143 EBITDA margin as of % of adjusted revenue 45% 50% * Restated for ASC 606 Definitions of all components used in calculating the above ratios are found in the Base Indenture and the related Series 2014-1 Supplement to the Base Indenture, dated September 30, 2014, filed as Exhibits 4.1 and 4.2, respectively, to our Current Report on Form 8-K filed on October 3, 2014. 29